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                          AMENDMENT AND LIMITED WAIVER


          THIS AMENDMENT AND LIMITED WAIVER (this "Waiver"), dated as of April 30, 1997 among Kaynar Holdings Inc. ("Parent"), Kaynar Technologies Inc. ("Opco") and General Electric Capital Corporation (the "Lender") relates to:

     (i) the Term Loan Agreement dated as of January 3, 1994 between Parent and the Lender, as amended and restated as of August 12, 1996 (as so amended and restated, the "Parent Loan Agreement");

     (ii) the Credit Agreement dated as of January 3, 1994 between Opco and the Lender, as amended and restated as of August 12, 1996 and as further amended as of December 17, 1996 (as so amended and restated, the "Opco Credit Agreement");

     (iii) the Pledge Agreement dated as of January 3, 1994 executed by Parent in favor of the Lender with respect to the capital stock of Kaynar Technologies Inc. ("Opco"), as supplemented as of August 12, 1996 (as so supplemented, the "Parent Pledge Agreement"); and

     (iv) the Security Agreement dated as of January 3, 1994 executed by Opco in favor of the Lender, pursuant to which Opco grants Lender a first priority security interest in substantially all of Opco's personal property, as amended and supplemented as of August 12, 1996 (as so amended and supplemented, the "Security Agreement").

Unless otherwise defined herein, capitalized terms are used herein with the meanings ascribed to them in the Parent Loan Agreement.

                                   RECITALS

          WHEREAS, Parent and Opco have requested the Lender's consent to the following transactions:

     (A) the amendment and restatement of the Certificate of Incorporation and By-Laws of Parent to provide, among other things, for (1) a stock split pursuant to which each share of Common Stock of Parent will be split into 68 shares of Common Stock, (2) the merger exchange of each share of Series A Preferred Stock into
               9.953 shares of Common Stock and 58.047 shares of Series C Convertible

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               Preferred Stock, par value $0.01 per share, of Parent
               (the "Series C Preferred Stock") and (3) the merger exchange of each share of Series B Preferred Stock for 68 shares of Series C Preferred Stock (collectively, the "Recapitalization");

     (B) the merger of Opco with and into Parent, with Parent, as the surviving entity, assuming all liabilities of Opco and being renamed "Kaynar Technologies Inc." (the "Merger"; the merged entities are referred to herein as "KTI"); and

     (C) the sale by KTI in a public offering of up to 2,100,000 shares of Common Stock (the "Offering"), with the proceeds thereof to be applied, among other things, to repay indebtedness under the Parent Loan Agreement and the Opco Credit Agreement, as described herein and in the Prospectus dated April 11, 1997 (the "Prospectus").

          NOW, THEREFORE, in consideration of the foregoing premises (all of which are incorporated herein as a part of this Waiver) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender agrees as follows:

          1. LIMITED WAIVER UNDER PARENT LOAN AGREEMENT, OPCO CREDIT AGREEMENT AND SECURITY AGREEMENT. Subject to the terms and conditions set forth herein, the Lender agrees to waive:

          (a) The provisions of Sections 3.01(b)(i)(C) and 8.16 of the Parent Loan Agreement and Section 3.01(b)(iii) of the Opco Credit Agreement in respect (and solely in respect) of the application of proceeds of the Offering as set forth herein and in the Prospectus;

          (b) The provisions of Sections 7.01 and 8.09 of each of the Parent Loan Agreement and the Opco Credit Agreement and Section 4(d) of the Security Agreement in respect (and solely in respect) of the Merger; and

          (c) The provisions of Section 8.13 of each of the Parent Loan Agreement and the Opco Credit Agreement in respect (and solely in respect) of the Recapitalization.

          2. AMENDMENTS TO PARENT LOAN AGREEMENT AND OPCO CREDIT AGREEMENT. Subject to the terms and conditions set forth herein, the Parent Loan Agreement and the Opco Credit Agreement

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are hereby amended as of the Waiver Effective Date (as defined in Section
4(a) hereof) as follows:

          (a) The definitions of "Preferred Stock" and "Shareholder Agreement" in Section 1.01 of the Parent Loan Agreement shall be amended and restated in their entirety to read as follows:

               "PREFERRED STOCK" means the Series C Preferred Stock.

               "SHAREHOLDER AGREEMENT" means that certain Stockholders Agreement among the Borrower, the Lender and the Management Investors in substantially the form delivered to the Lender pursuant to Section 4(a) of the Waiver, as the same may be amended, supplemented or modified from time to time.

          (b) The following new definition of "Series C Preferred Stock" shall be added to Section 1.01 of the Parent Loan Agreement in proper alphabetical order:

               "SERIES C PREFERRED STOCK" means the Series C Preferred Stock, par value $0.01 per share, of the Borrower.

          (c) The following new definitions of "Stock Incentive Plan" and "Waiver" shall be added to Sections 1.01 of both the Parent Loan Agreement and the Opco Credit Agreement in proper alphabetical order:

               "STOCK INCENTIVE PLAN" means the 1997 Stock Incentive Plan of the Borrower in the form delivered to the Lender pursuant to Section 4(a) of the Waiver.

               "WAIVER" means the Amendment and Limited Waiver dated as of April 30, 1997 among the Borrower, Opco and the Lender.

          (d) Each reference in the Parent Loan Agreement and the other Loan Documents to "Kaynar Holdings Inc.", "Kaynar Technologies Inc.", "Borrower" and "Opco" shall be deemed to be a reference to KTI.

          (e) Each reference in the Opco Credit Agreement and the other Opco Loan Documents to "Kaynar Holdings Inc.", "Kaynar Technologies Inc.", "Borrower" and "Parent" shall be deemed to be a reference to KTI.

          (f) Schedule 5.01-D of each of the Parent Loan Agreement and the Opco Credit Agreement shall be replaced by

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     the new Schedule 5.01-D, as delivered to the Lender pursuant to
     Section 5(d) hereof.

          (g) Clauses (viii), (ix) and (xi) of Section 8.01 of the Parent Loan Agreement shall be replaced by the words "[Intentionally omitted}".

          (h) A new clause (v) shall be added to Section 8.05 of each of the Parent Loan Agreement and the Opco Credit Agreement, to read as follows:

               (v) Accommodation Obligations of the Borrower to the Underwriters and the Selling Stockholder under (and, in each case, as defined in) the Underwriting Agreement in the form delivered to the Lender pursuant to Section 4(a) of the Waiver.

          (i) Clauses (ii), (iii) and (iv) of Section 8.06 of the Parent Loan Agreement and clause (ii) of Section 8.06 of the Opco Credit Agreement shall be deleted and replaced with a new clause (ii), to read as follows:

               (ii) the grant of Awards to Eligible Persons under (and, in each case, as defined in) the Stock Incentive Plan.

          (j)  A new clause (vi) shall be added to the last sentence of Section
     8.08 of each of the Parent Loan Agreement and the Opco Credit Agreement to read as follows:

          or (vi) the grant of Awards to Eligible Persons under (and, in each case, as defined in) the Stock Incentive Plan, PROVIDED that no Event of Default or Potential Event of Default results therefrom.

          (k) Section 8.12 of each of the Parent Loan Agreement and the Opco Credit Agreement shall be amended and restated in its entirety to read as follows:

                    8.12 ISSUANCE OF CAPITAL STOCK. Neither the Borrower nor any of its Subsidiaries shall issue any Capital Stock to any Person except for (i) the Capital Stock issued by such Persons as of the Amendment and Restatement Effective Date, (ii) Common Stock issued by the Borrower upon conversion of shares of Preferred Stock in accordance with the certificate of designation for the Series C Preferred Stock, (iii) Common Stock issued by the Borrower pursuant to the Offering (as defined in the Waiver) and (iv) Common Stock issued by the Borrower upon the exercise of Awards granted to

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          Eligible Persons under (and, in each case, as defined in) the Stock
          Incentive Plan.

          3. TERMINATION OF PARENT PLEDGE AGREEMENT; RELEASE OF PLEDGED COLLATERAL. On the date on which the Merger Agreement is filed with the Secretary of State of the State of Delaware and the Merger becomes effective, the Parent Pledge Agreement shall be terminated, and the Lender shall deliver to KTI the Pledged Collateral (as defined in the Parent Pledge Agreement).

          4. WAIVER EFFECTIVE DATE. This Waiver shall become effective upon the date (the "Waiver Effective Date") on or before May 30, 1997 on which the following conditions shall have been simultaneously satisfied:

          (a) the Lender shall have received the following, each dated as of the Waiver Effective Date and each in form and substance satisfactory to the Lender:

               (i)  counterparts of this Waiver signed by Opco and Parent;

               (ii) a certificate of the chief financial officer of Opco and Parent certifying that all conditions precedent to the effectiveness of this Waiver have been satisfied and that, after giving effect to this Waiver and the transactions permitted herein, no Event of Default or Potential Event of Default has occurred or is continuing;

               (iii) copies, certified as to accuracy and completeness by the Secretary of Parent, of (A) the Amended and Restated Certificate of Incorporation of KTI (the "Restated Certificate of Incorporation"),
          (B) the Amended and Restated By-Laws of KTI, (C) the Shareholders Agreement, (D) the Stock Incentive Plan, (E) the Underwriting Agreement with respect to the Offering, (F) the Agreement and Plan of Merger with respect to the Merger and (F) the Certificate of Merger with respect to the Merger (the "Merger Certificate"); and

               (iv) a certificate of the Secretary of Opco and Parent certifying the resolutions of the board of directors of Opco and Parent approving and authorizing the Recapitalization, the Merger and the Offering and the execution, delivery and performance of this Waiver;

          (b) after giving effect to this Waiver, no Event of Default or Potential Event of Default under either the Parent Loan Agreement or the Opco Credit Agreement shall

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     have occurred and be continuing, and the representations and warranties in the Loan Documents and the Opco Loan Documents shall be true and correct in all material respects on and as of the Waiver Effective
     Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date).

          5. CONDITIONS SUBSEQUENT. The waivers set forth in Section 1 hereof and the amendments set forth in Section 2 hereof shall cease to be effective unless the Offering shall have been consummated on or before May 30, 1997 and the following shall have occurred on or before the date on which the Offering is consummated:

          (a) the Lender shall have received payment in full in cash of (i) all Obligations then due and payable under the Parent Loan Agreement, (ii) Indebtedness in the principal amount of $2,000,000 under the RCL Loan Agreement and (iii) at least $2,000,000 in principal amount of the Revolving Loan (as defined in the Opco Credit Agreement);

          (b) the Preferred Stockholder shall have received payment in full in cash of all Obligations then due and payable under the PIK Dividend Note Agreement and the Notes (as defined in the PIK Dividend Note Agreement);

          (c) the Restated Certificate of Incorporation and the Merger Agreement shall have been filed with the Secretary of State of the State of Delaware, and the Merger shall be effective; and

          (d) the Lender shall have received the following documents, each in form and substance satisfactory to the Lender and its counsel:

               (i) an opinion of O'Melveny & Myers LLP, counsel to Parent, Opco and KTI, with respect to the Merger, the Recapitalization, the Offering and this Waiver.

               (ii) a reaffirmation and assumption of the Loan Documents and the Opco Loan Documents (as amended hereby) executed by KTI;

               (iii) a revised Schedule 5.01-D to each of the Parent Loan Agreement and the Opco Credit Agreement; and

               (iv) a certificate of the Secretary of KTI certifying the names and true signatures of the

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   incumbent officers of KTI authorized to sign the Loan Documents and the Opco Loan Documents.

          6.   REPRESENTATIONS AND WARRANTIES.

          (a) Parent hereby represents and warrants to the Lender that, as of the Waiver Effective Date and after giving effect to this Waiver:

          (i) all of the representations and warranties of Parent contained in the Parent Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

          (ii) no Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Waiver.

          (b) Opco hereby represents and warrants to the Lender that, as of the Waiver Effective Date and after giving effect to this Waiver:

          (i) all of the representations and warranties of Opco contained in the Opco Credit Agreement and the other Opco Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

          (ii) no Potential Event of Default or Event of Default (in each case, as defined in the Opco Credit Agreement) has occurred or is continuing or will result after giving effect to this Waiver.

          7.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon the Waiver Effective Date, each reference in the Parent Loan Agreement and the Opco Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Parent Loan Agreement and the Opco Credit Agreement, respectively, as amended hereby.

          (b) This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Parent Loan

Agreement, the Opco Credit Agreement or any other Loan Document or Opco Loan Document, (ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Parent Loan Agreement, the Opco Credit Agreement or any other Loan Document or Opco Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

          (c) Except to the extent specifically consented to herein, the respective provisions of the Parent Loan Agreement, the Opco Credit Agreement and the other Loan Documents and Opco Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

          8. MISCELLANEOUS. This Waiver is a Loan Document and an Opco Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          9. COUNTERPARTS. This Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          10. GOVERNING LAW. THIS WAIVER SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, Opco, Parent and the Lender have caused this
Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.


                         KAYNAR HOLDINGS INC.



                         By:   /s/ David A. Werner
                            ------------------------------
                            Name:  David A. Werner
                            Title: Vice President


                         KAYNAR TECHNOLOGIES INC.



                         By:   /s/ David A. Werner
                            ------------------------------
                            Name:  David A. Werner
                            Title: Vice President


                         GENERAL ELECTRIC CAPITAL CORPORATION



                         By:   /s/ Peter C. Keenoy
                            ------------------------------
                            Name:  Peter C. Keenoy
                            Title: Authorized Signatory


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